SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                 DATE OF EARLIEST EVENT REPORTED: July 10, 2003





                                   MCSi, INC.
    (Exact name of registrant as specified in its articles of incorporation)



         MARYLAND                   000-21561                 31-1001529
      (State or other        (Commission file number)      (I.R.S. employer
       jurisdiction                                       identification no.)
     of incorporation)





                4751 HEMPSTEAD STATION DRIVE, DAYTON, OHIO 45429
                    (Address or principal executive offices)




                                 (937) 291-8282
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On July 10, 2003, MCSi, Inc. (the "Company") received final approval from the bankruptcy court for its $10 million "Debtor in Possession" (DIP) financing facility from certain of its existing lenders. Pursuant to a previous interim court order, $5 million (including $2.5 million for letters of credit) was immediately available under the facility; now, with final court approval of the facility, the remaining $5 million (including $3.5 million for letters of credit) under the facility became available to the Company.

A copy of the press release of the Company announcing the final approval of the DIP financing facility is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1 Press Release dated July 10, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 10, 2003               MCSi, INC.


                                     By:  /s/ D. Gordon Strickland
                                          ------------------------
                                          D. Gordon Strickland
                                          President and Chief Executive Officer


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                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated July 10, 2003.



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